Exhibit 10.4

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to Amended and Restated Loan Agreement (this “Amendment”), dated as of February 20, 2015, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).

RECITALS:

A.     Borrower, certain of its Subsidiaries, the Lenders and Agent have entered into an Amended and Restated Loan Agreement dated as of October 1, 2014 (the “Loan Agreement”).

B.     The Company has requested that (a) the Lenders waive the requirement of Section 11.1.1 (Current Ratio) of the Loan Agreement solely as of the last day of the fiscal quarter ending December 31, 2014, and (b) the Lenders agree to an amendment to Section 11.1.1 (Current Ratio) of the Loan Agreement to require a Current Ratio for the Company and its Subsidiaries on a consolidated basis of not less than 1.10 to 1.0 as of the last day of each fiscal quarter occurring after December 31, 2014.

C.     The Lenders that are signatories to this Amendment, constituting the Required Lenders, have agreed to waive the requirement of Section 11.1.1 (Current Ratio) of the Loan Agreement as of the last day of the fiscal quarter ending December 31, 2014, and the Borrowers, the Lenders that are signatories to this Amendment, constituting the Required Lenders, and Agent have agreed to amend Section 11.1.1 (Current Ratio) of the Loan Agreement to require a Current Ratio for the Company and its Subsidiaries on a consolidated basis of not less than 1.10 to 1.0 as of the last day of each fiscal quarter occurring after December 31, 2014.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree ns follows:

1.     Waiver. Section 11.1.1 (Current Ratio) of the Loan Agreement is hereby waived solely as of the last day of the fiscal quarter ending December 31, 2014.

2.     Amendment. Section 11.1.1 (Current Ratio) of the Loan Agreement is hereby amended by deleting the first sentence of said Section 11.1.1 in its entirety and substituting in lieu thereof the following:

“The Current Ratio for the Company and its Subsidiaries on a consolidated basis shall not be less than 1.10 to 1.0 as of the last day of any fiscal quarter.”

3.     Waiver and Amendment Fee. In consideration of the waiver and amendment provided for in this Amendment, subject to and contemporaneously with the effectiveness of this Amendment, the Company agrees to pay to each Lender that executes and delivers this Amendment on or prior to the date of this Amendment, a waiver and amendment fee in the amount of one-hundredth of one percent (0.01%) of the amount of such Lender’s Aggregate Lender Commitment (each such waiver and amendment fee for each such Lender, an “Amendment Fee”).

4.     Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

4.1     Agent shall have received executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders, and such other Loan Documents as Agent requires and each Borrower and Guarantor shall have provided such information and satisfied such conditions as are required by Agent.

4.2     After giving effect to this Amendment, no Default shall have occurred and be continuing, or will exist, under the Loan Agreement.

4.3     All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment.

4.4     The Company shall have remitted to Agent, and Agent shall have received from the Company, the Amendment Fee payable for the account of each Lender that has executed and delivered this Amendment on or prior to the date of this Amendment.

4.5     Agent shall have received such additional documents, approvals, consents and information and each Loan Party shall have satisfied such additional requirements as Agent or any Lender may reasonably require.

5.     Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

6.     Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:

6.1     Each Loan Party affirms that the representations and warranties in each of the Loan Documents are and will be true, correct and complete in all material respects as of the date hereof, and agrees that (i) except as amended hereby, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by Guaranties, Collateral Documents and other Loan Documents.

2

6.2     Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or chums for recoupment of whatsoever nature, whether known or unknown, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

7.     References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

8.     Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:

8.1     Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

8.2     Absence of Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will exist.

9.     Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.

10.     Recitals. The Recitals are hereby incorporated herein.

11.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

[Signature pages follow]

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12.     Disclosure. Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable.

LITHIA MOTORS, INC.

By:
Name:	Chris Holzshu
Title:	Chief Financial Officer

By:
Name:	John North
Title:	VP Finance & Corp. Controller

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL, AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA FRESNO, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA OF SANTA ROSA. INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA TR, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA MBDM, INC.

LITHIA NDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA VAUDM, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF TF, INC.

LITHIA POCA-HON, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA CJDSF, INC.

LDLC, LLC

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LGPAC, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MTLM, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF ROSEBURG, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LBMP, LLC

LFKF, LLC

LMBP, LLC

LMBW, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SALEM-V, LLC

SALEM-B, LLC

SALEM-H, LLC

LITHIA FBCS, LLC

LITHIA OF STOCKTON, INC.

LITHIA VF, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF WASILLA, LLC

LITHIA OF LODI, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF MAUI-H, LLC

LITHIA OF STOCKTON-V, INC.

LITHIA OF HONOLULU-V, LLC

LITHIA OF HONOLULU-BGMCC, LLC

LITHIA FLCC, LLC

LITHIA NC, INC.

LITHIA OF PORTLAND, LLC

CADILLAC OF PORTLAND LLOYD CENTER, LLC

DARON MOTORS LLC

DCH (OXNARD) INC.

DCH BLOOMFIELD LLC

DCH CA, LLC

DCH CALIFORNIA MOTORS INC.

DCH DEL NORTE, INC.

DCH ESSEX INC.

DCH FREEHOLD LLC

DCH KOREAN IMPORTS LLC

DCH MAMARONECK LLC

DCH MISSION VALLEY LLC

DCH MONMOUTH LLC

DCH MONTCLAIR LLC

DCH MOTORS LLC

DCH NANUET LLC

DCH NY MOTORS LLC

DCH OXNARD 1521 IMPORTS INC.

DCH SIMI VALLEY INC.

DCH TEMECULA IMPORTS LLC

DCH TEMECULA MOTORS LLC

DCH TORRANCE IMPORTS INC.

FREEHOLD NISSAN LLC

LLL SALES CO LLC

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

PARAMUS WORLD MOTORS LLC

SHARLENE REALTY LLC

TUSTIN MOTORS INC.

By:
Name:	Chris Holzshu
Title:	Authorized Agent
By:
Name:	John North
Title:	Authorized Agent

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as

Agent, Lender, Swing Line Lender, and LC Issuer

By:
Name:	Gilmore Hector
Title:	Vice President

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

JPMORGAN CHASE BANK, N.A. as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

MERCEDES-BENZ FINANCIAL SERVICES

USA LLC, as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

TOYOTA MOTOR CREDIT

CORPORATION, as Lender

By:
Name:	Thomas Miller
Title:	National Accounts Manager

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BMW FINANCIAL SERVICES, NA., LLC, as

Lender

By:
Name:	Scott Bargar
Title:	Commercial Finance, Credit Manager
BMW Group Financial Services

By:
Name:	Alex Calcasola
Title:	Commercial Finance Services Manager
BMW Financial Services NA, LLC

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BANK OF AMERICA, NA, as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BANK OF THE WEST, as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as

Lender

By:
Name:	Brian T. McDevitt
Title:	Senior Vice President

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

NISSAN MOTOR ACCEPTANCE

CORPORATION, as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

AMERICAN HONDA FINANCE CORPORATION, as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

TD BANK, N.A., as Lender

By:
Name:	Anne M. Kline
Title:	Senior Vice President, Head of Major Accounts

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

ALLY BANK, as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

SANTANDER BANK, N.A., as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

VW CREDIT, INC., as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

CAPITAL ONE, N.A., as Lender

By:
Name:
Title:

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment.

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA FRESNO, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA TR, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA MBDM, INC.

LITHIA NDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA VAUDM, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF TF, INC.

LITHIA POCA-HON, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA CJDSF, INC.

LDLC, LLC

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LGPAC, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MTLM, INC.

LITHIA Of .BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF ROSEBURG, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LBMP, LLC

LFKF, LLC

LMBP, LLC

LMBW, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SALEM-V, LLC

SALEM-B, LLC

SALEM-H, LLC

LITHIA FBCS, LLC

LITHIA OF STOCKTON, INC.

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

LITHIA VF, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF WASILLA, LLC

LITHIA OF LODI, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF MAUI-H, LLC

LITHIA OF STOCKTON-V, INC.

LITHIA OF HONOLULU-V, LLC

LITHIA OF HONOLULU-BGMCC, LLC

LITHIA FLCC, LLC

LITHIA NC, INC.

LITHIA OF PORTLAND, LLC

CADILLAC OF PORTLAND LLOYD CENTER, LLC

DARON MOTORS LLC

DCH (OXNARD) INC.

DCH BLOOMFIELD LLC

DCH CA, LLC

DCH CALIFORNIA MOTORS INC.

DCH DEL NORTH, INC.

DCH ESSEX INC.

DCH FREEHOLD LLC

DCH KOREAN IMPORTS LLC

DCH MAMARONECK LLC

DCH MISSION VALLEY LLC

DCH MONMOUTH LLC

DCH MONTCLAIR LLC

DCH MOTORS LLC

DCH NANUET LLC

DCH NY MOTORS LLC

DCH OXNARD 1521 IMPORTS INC.

DCH SIMI VALLEY INC.

DCH TEMECULA IMPORTS LLC

DCH TEMECULA MOTORS LLC

DCH TORRANCE IMPORTS INC.

FREEHOLD NISSAN LLC

LLL SALES CO LLC

PARAMUS WORLD MOTORS LLC

SOUTHERN CASCADES FINANCE CORPORATION

LSTAR, LLC

DCH NORTH AMERICA, INC.

DAH CHONG HONG TRADING CORPORATION

DCH MANAGEMENT SERVICES, INC.

DCH LEASING CORPORATION

DCH NY TEAM MEMBER SERVICES LLC

DCII MIDLAND LLC

DCH TL NY HOLDINGS LLC

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

DCH CA TEAM MEMBER SERVICES LLC

DCH NJ TEAM MEMBER SERVICES CORPORATION

DCH TL HOLDINGS LLC

DCH HOLDINGS LLC

DCH CALIFORNIA INVESTMENTS LLC

DCH INVESTMENTS, INC. (NEW JERSEY)

DCH INVESTMENTS, INC. (NEW YORK)

DCH DELAWARE LLC

DCH URBAN RENEWAL LLC

MONTCLAIR DEVELOPMENT LLC

DCH MANAGEMENT, INC.

DCH NY IMPORTS LLC

DCH LI MOTORS LLC

DCH LEMON GROVE INC.

DCH PRE-OWNED SALES AND SERVICE CENTER LLC

DCH UNION LLC

DOWNEY MOTORS, INC.

LAD ADVERTISING, INC.

LITHIA AIRCRAFT, INC.

LITHIA AUTO SERVICES, INC.

LITHIA BNM, INC.

LITHIA FINANCIAL CORPORATION

LITHIA MOTORS SUPPORT SERVICES, INC.

LITHIA REAL ESTATE, INC.

LITHIA AUTOMOTIVE, INC.

LITHIA HPI, INC.

DCH AUTO GROUP (USA) INC.

SHARLENE REALTY LLC

TUSTIN MOTORS, INC.

DCH FINANCIAL NJ, LLC

DCH DMS NJ, LLC

By:
Name:	Chris Holzshu
Title:	Authorized Agent
By:
Name:	John North
Title:	Authorized Agent

LITHIA MOTORS - FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT